UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 21, 2006
                                                  (July 18, 2006)

                             OHIO VALLEY BANC CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications  pursuant  to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 -  Other Events
-------------------------

On July 18, 2006, the Board of Directors of Ohio Valley Banc Corp., (the "Company"), authorized the repurchase of up to 175,000 shares of the Company's common stock through open market and privately negotiated purchases. All purchases will be made by the Company between August 16, 2006 and February 16, 2007, unless the Company's Board of Directors extends the program. The timing of the purchases, the prices paid and actual number of shares purchased will depend upon market conditions and limitations imposed by applicable federal securities laws.

Furthermore, on July 18, 2006, the Company's Board of Directors declared a quarterly cash dividend of $0.17 per common share on its common stock to be payable on August 10, 2006, to shareholders of record on July 28, 2006.

A press release was issued on July 21, 2006 announcing the details of the stock repurchase program and quarterly cash dividend. A copy of the press release is included with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OHIO VALLEY BANC CORP.


Date: July 21, 2006                 By: /s/ Jeffrey E. Smith
                                           -------------------------------
                                           Jeffrey E. Smith, President and
                                           Chief Executive Officer









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

                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------
    99.1                            Press  release  issued by  Ohio  Valley Banc
                                    Corp. on July 21, 2006.









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